UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2009

EGPI FIRECREEK, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

000-32507 (Commission File Number)	88-0345961 (IRS Employer Identification No.)

3400 Peachtree Road, Suite 111, Atlanta, Georgia (principal executive offices)	30326 (Zip Code)

(404) 421-1844
(Registrant’s telephone number, including area code)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTE

On May 27, 2009, we filed with the Securities and Exchange Commission a Current Report on Form 8-K.  On June 23, 2009, we filed Amendment No. 1 to our Current Report on Form 8-K to correct information for Item 2.01.

This Amendment No. 2 to our Current Report on Form 8-K is being filed to report the financial information that was required to be presented as a result of the closing of a Plan and Agreement of Triangular Merger (the “Plan of Merger”) with Asian Ventures Corp., a Nevada corporation, M3 Lighting, Inc., a Nevada corporation, and Strategic Partners Consulting, L.L.C., a Georgia limited liability company, having an effective date of May 21, 2009.  A copy of the Plan of Merger was filed as an exhibit to our Current Report on Form 8-K filed with the Commission on May 27, 2009.  On June 22, 2009, the parties agreed to amend the Plan of Merger.  A copy of the amended Plan of Merger was filed as an exhibit to our Current Report on Form 8-K, Amendment No. 1 filed with the Commission on June 23, 2009.

Item 9.01.                                                                  Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired.

See attached.

(b)           Pro forma financial information.

See attached.

(d)           Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Identification of Exhibits
23.1	Consent of Independent Auditors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2009.

EGPI FIRECREEK, INC.

	By:	/s/ Dennis R. Alexander
Dennis R. Alexander, Chief Executive Officer

2

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
M3 Lighting, Inc.
Atlanta, Georgia

We have audited the accompanying balance sheets of M3 Lighting, Inc. (the “Company”) as of December 31, 2008 and 2007, and the related statements of operations, changes in stockholders’ equity (deficit), and of cash flows for the year ended December 31, 2008 and the period April 10, 2007 (inception) to December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of M3 Lighting, Inc. as of December 31, 2008 and 2007, and the results of its operations and its cash flows for the year ended December 31, 2008 and the period April 10, 2007 (inception) to December 31, 2007 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has incurred losses from operations since inception and has a working capital deficiency, which raises substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 2. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ TOMKIEWICZ WRIGHT, LLC

Atlanta, Georgia
July 31, 2009

M3 LIGHTING, INC.

BALANCE SHEETS

ASSETS	December 31,
	2008	2007
CURRENT ASSETS:
Cash and cash equivalents	$635	$69,923
Deposits on inventory	-	9,239
TOTAL CURRENT ASSETS	$635	$79,162

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$2,115	$44,589
TOTAL CURRENT LIABILITIES	2,115	44,589

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, no par value; 100,000,000 shares authorized,
8,125,000 and 10,000,000 shares issued and outstanding
at December 31, 2008 and 2007	240,000	250,000
Accumulated (deficit)	(241,480)	(215,427)
Total Stockholders' Equity (Deficit)	(1,480)	34,573

	$635	$79,162

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

M3 LIGHTING, INC.

STATEMENTS OF OPERATIONS

		April 10, 2007
	Year Ended	(Inception) to
	December 31, 2008	December 31, 2007

SALES, net	$40,544	$48,616

COST OF GOODS SOLD	35,408	44,589

GROSS PROFIT	5,136	4,027

OPERATING EXPENSES:
Consulting fees and commissions	24,023	151,634
Legal and professional	-	22,620
Travel	-	23,997
Office	275	11,708
Other operating expenses	7,138	11,203
Total operating expenses	31,436	221,162

OTHER INCOME - interest	247	1,708

NET (LOSS)	$(26,053)	$(215,427)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

M3 LIGHTING, INC.

STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)

	Common Stock		Accumulated
	Shares	Amount	(Deficit)	Total
Balance, April 10, 2007 (Inception)	-	$-	$-	$-

Shares issued, at stated value	10,000,000	250,000		250,000

Net (loss)			(215,427)	(215,427)

Balance, December 31, 2007	10,000,000	250,000	(215,427)	34,573

Shares redeemed and cancelled, at stated value	(1,875,000)	(10,000)		(10,000)

Net (loss)			(26,053)	(26,053)

Balance, December 31, 2008	8,125,000	$240,000	$(241,480)	$(1,480)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

M3 LIGHTING, INC.

STATEMENTS OF CASH FLOWS

		April 10, 2007
	Year Ended	(Inception) to
	December 31, 2008	December 31, 2007
OPERATING ACTIVITIES:
Net (loss)	$(26,053)	$(215,427)
Adjustments to reconcile net (loss) to net cash (used by)
operating activities:
Change in:
Deposits on inventory	9,239	(9,239)
Accounts payable and accrued liabilities	(42,474)	44,589

NET CASH (USED) BY OPERATING ACTIVITIES	(59,288)	(180,077)

FINANCING ACTIVITIES:
Cash received for common stock	-	250,000
Cash paid for common stock redemption	(10,000)	-

NET CASH (USED) PROVIDED BY FINANCING ACTIVITIES	(10,000)	250,000

NET CHANGE IN CASH AND CASH EQUIVALENTS	(69,288)	69,923

CASH AND CASH EQUIVALENTS, beginning of year/period	69,923	-

CASH AND CASH EQUIVALENTS, end of year	$635	$69,923

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

M3 LIGHTING, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business
M3 Lighting, Inc. (the “Company” or “M3”) is a Georgia corporation formed on April 10, 2007. Headquartered in Atlanta, Georgia, the Company is a distributor of lighting products purchased from manufacturers in mainland China serving lighting wholesalers and commercial and residential contractors in the southeastern United States. As further disclosed in Note 7, effective May 22, 2009, the Company was acquired by a subsidiary of EGPI Firecreek, Inc.

Revenue Recognition
The Company records sales revenue at the time product has been delivered to the customer. Sales are recorded net of discounts or other adjustments which may be applied to the gross sales price. Customer sales are specialty orders drop-shipped from the manufacturer. Accordingly, all sales are final upon delivery to the customer under the terms of the sales order. The Company’s policy is not to grant customer refunds. Customer deposits received upon execution of a sales order are recorded as revenue upon completion of the sale.

Cash Equivalents
The Company considers all highly liquid investments with the original maturities of three months or less to be cash equivalents.

Functional Currency
The Company’s policy is for purchases from foreign manufacturers to be invoiced and settled in U.S. dollars. Accordingly, such transactions result in no foreign monetary translation effects in the accompanying financial statements.

Income Taxes

The Company accounts for income taxation effects as set forth in Statement on Financial Accounting Standards (“SFAS”) No. 109, “Accounting for Income Taxes” and related pronouncements. Under SFAS 109, deferred income taxes are provided using a liability method. Under the liability method, deferred income tax assets and liabilities are computed annually for differences between the financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in future periods based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to amount expected to be realized.  Income tax expense is the tax payable or refundable for the period, plus or minus the change during the period in deferred tax assets and liabilities.

Use of Estimates in the Preparation of Financial Statements
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates and assumptions.

Recent Accounting Pronouncements – FIN 48 and Related Pronouncements
In December 2008, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position (“FSP”) FIN 48-3, “Effective Date of FASB Interpretation No. 48 for Certain Nonpublic Enterprises”.  FSP FIN 48-3 permits an entity within its scope to defer the effective date of FASB Interpretation (“FIN”) 48, “Accounting for Uncertainty in Income Taxes”, to its annual financial statements for fiscal years beginning after December 15, 2008.  The Company has elected to defer the application of FIN 48 for the year ending December 31, 2008.

The Company evaluates its uncertain tax positions using the provisions of SFAS 5, “Accounting for Contingencies”. Accordingly, a loss contingency is recognized when it is probable that a liability has been incurred as of the date of the financial statements and the amount of the loss can be reasonably estimated. The amount recognized is subject to estimate and management judgment with respect to the likely outcome of each uncertain tax position. The amount that is ultimately sustained for an individual uncertain tax position, or for all uncertain tax positions in the aggregate, could differ from the amount recognized. Management believes the adoption of FIN 48 will not affect the Company’s financial statements.

NOTE 2 – GOING CONCERN

The Company's financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has sustained operating losses since inception and has a working capital deficiency as of December 31, 2008. The Company has been dependent upon an initial equity investment infusion to provide sufficient working capital in order to finance its operations.

The Company's ability to continue in existence is dependent upon developing additional sources of capital and/or financing to achieve profitable operations. Management believes the Company’s acquisition in 2009 by a public holding company (see Note 7) will enable it to continue and expand its present operations by improved access to capital markets. The acquisition was effected by an exchange of stock and did not result in additional capital investment into the Company. Accordingly, the ultimate success of management’s plan relating to the Company’s business operations, notwithstanding the acquisition, continues to be uncertain. The accompanying financial statements do not include any adjustments that might result from the outcome of these uncertainties.

NOTE 3 – STOCKHOLDERS’ EQUITY

Equity Financing.
During the period April 10, 2007 (inception) to December 31, 2007, the Company was initially capitalized by issuance of 10,000,000 common shares in exchange for $250,000. On April 22, 2008, 1,875,000 common shares were redeemed by the Company from a stockholder for $10,000.

NOTE 4 – INCOME TAXES

There was no recorded income tax provision or benefit recorded since inception, nor were there any recorded deferred income tax assets, as such amounts were completely offset by valuation allowances. The Company has a net operating loss carryover for income tax purposes of $239,000 as of December 31, 2008, expiring over the years 2022 through 2023. The following is an analysis of deferred tax assets as of December 31, 2008 and 2007:

	Deferred	Valuation
	Tax Assets	Allowance	Balance
Deferred tax assets at December 31, 2007	$85,000	$(85,000)	$-
Additions for the year	10,000	(10,000)	-
Deferred tax assets at December 31, 2008	$95,000	$(95,000)	$-

The deferred tax assets, comprised of only the net operating loss carry forwards, were computed at an effective combined federal and state income tax rate of 38 percent. The valuation allowances were based on the results of operations as of each reporting period, and foreseeable operating results. Because it is uncertain as to whether the Company will have taxable income in future periods to realize any deferred tax benefits arising from this loss carryover, no income tax benefits were recorded. The following reconciles the expected statutory combined federal/state income tax rate to the Company’s actual income tax rate for the year ended December 31, 2008 and the period April 10, 2007 (inception) to December 31, 2007:

		April 10, 2007
	Year Ended	(Inception) to
	December 31, 2008	December 31, 2007
Expected income tax (benefit) at combined
federal/state statutory tax rate	$(10,000)	$(87,500)
Permanent differences	0	2,500
Valuation allowance	10,000	85,000
Actual income tax (benefit)	$-	$-

		April 10, 2007
	Year Ended	(Inception) to
	December 31, 2008	December 31, 2007
Net operating loss carryforwards	$95,000	$85,000
Valuation Allowance	(95,000)	(85,000)
Net deferred tax assets	$-	$-

NOTE 5 – CONCENTRATIONS AND RISKS

Customers
All sales revenues for the year ended December 31, 2008 and the period April 10, 2007 (inception) to December 31, 2007 were from two customers located in Atlanta, Georgia, an area which continues to experience substantial downturn in commercial and residential construction. While these customers serve a wider market in further distributing the Company’s products, nevertheless the concentration of the Company’s business among a limited customer base which are affected by the health of the construction industry represents a significant business risk.

Suppliers
The Company obtains all of its products from one manufacturer in China. Management believes this poses no business risk as the Company maintains a manufacturing representative in China and believes alternative product sources are readily available if needed.

NOTE 6 – RELATED PARTY TRANSACTIONS

In 2008, the Company relocated its headquarters to co-locate it with that of a company related by common ownership and management. Under this arrangement, the Company receives office space and support in addition to shared management in exchange for management fees paid to the related company. Management fees paid to the related company for these services totaled $20,453 during the year ended December 31, 2008. The Company paid a sales commission of $2,031 to a non-employee stockholder/director during the year ended December 31, 2008.

During the period April 10, 2007 to December 31, 2007, the Company paid a total of $131,279 in consulting fees to a non-employee stockholder and his spouse to conduct essentially all start-up, marketing and administration activities on behalf of the Company.

NOTE 7 – SUBSEQUENT EVENT

Acquisition of M3
Effective May 22, 2009, the Company was acquired by EGPI Firecreek, Inc. (“EGPI”) a publicly-traded Nevada corporation. The merger was effected via a triangular merger between M3, EGPI and Asian Ventures Corp. (a wholly-own subsidiary of EGPI), whereby M3 was merged into Asian Ventures and whereupon Asian Ventures changed its name to M3 Lighting, Inc. In the course of this merger, M3 stockholders exchanged all outstanding common shares for EGPI common shares, and all M3 common shares were cancelled.

EGPI FIRECREEK, INC
(Formerly Energy Producers, Inc.)
Unaudited Pro-Forma Condensed Combined Financial Statements

On May 21, 2009, EGPI Firecreek, Inc., a Nevada corporation (the “Registrant”), Asian Ventures Corp., a Nevada corporation (the “Subsidiary”), M3 Lighting, Inc., a Nevada corporation (“M3”), and Strategic Partners Consulting, L.L.C., a Georgia limited liability company (“Strategic Partners”) executed and closed a Plan and Agreement of Triangular Merger (the “Plan of Merger”), whereby M3 merged into the Subsidiary, a wholly-owned subsidiary of the registrant (the “Merger”).  A copy of the Plan of Merger was attached as an exhibit to our Current Report filed with the Commission on May 27, 2009.

The following unaudited pro forma condensed combined balance sheet presents our historical financial position combined with M3 as if the acquisition occurred on January 1, 2009. The following unaudited pro forma condensed combined statements of income present the combined results of the Company’s operations with M3 as if the acquisition had occurred on January 1, 2008.

The unaudited pro forma condensed financial statements should be read in conjunction with:

•	accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

•	separate historical financial statements of the Company included in our Annual Report on Form 10-K/A for the year ended December 31, 2008 and Form 10-Q for the six months ended June 30, 2009; and

•	separate historical financial statements of M3 Lighting, Inc. provided as Exhibits 99.1.

The unaudited pro forma condensed combined balance sheet combines the historical consolidated balance sheets of the Company and M3, giving effect to the acquisition as if it had been completed on June 30, 2009. Such information was prepared using the purchase method of accounting with the Company treated as the acquiring entity. In the unaudited pro forma condensed combined balance sheet, the Company’s cost to acquire M3 has been allocated to the assets acquired and liabilities assumed based upon estimates of their fair value, as further discussed below.

The unaudited pro forma condensed combined statements of income for the six months ended June 30, 2009 and for the year ended December 31, 2008, combine the historical consolidated statements of income of the Company and M3, giving effect to the acquisition as if it had been completed on January 1, 2008. Such information does not include the impacts of any revenue, cost or other operating synergies that may result from the acquisition.

Based on the Company’s review of M3 summary of significant accounting policies disclosed in its historical financial statements and related notes, the nature and amount of any adjustments to the historical financial statements of M3 to conform their accounting policies to those of the Company are not expected to be significant.

EGPI FIRECREEK, INC
(Formerly Energy Producers, Inc.)
Unaudited Pro-Forma Condensed Combined Balance Sheet
As of June 30, 2009

	June 30, 2009
			Pro Forma	Pro Forma
	EGPI Firecreek, Inc.	M3	Adj.	Combined EGPI
Assets
Cash and cash equivalents	$238	$46,133		$46,371
Total Assets	$238	$46,133		$46,371

Liabilities and equity
Liabilities:
Accounts payable	$149,982	$27,476		$177,458
Note payable	$32,565	$0		$32,565
Due to shareholders	$120,822	$0		$120,822
Deferred income	$0	$40,000		$40,000
Total liabilities	$303,369	$67,476		$370,845
Shareholders equity
Preferred stock	$5	$0		$5
Common stock	$1,923,577	$0		$1,923,577
Additional paid in capital	$21,206,073	$0		$2,126,073
Retained deficit	$(23,433,416)	$(21,343)		$(23,454,759)
Total shareholders equity	$(303,131)	$(21,343)		$(324,474)

Total Liabilities and
shareholders equity	$238	$46,133		$46,371

EGPI FIRECREEK, INC
(Formerly Energy Producers, Inc.)
Unaudited Pro-Forma Condensed Combined Statements of Operations
June 30, 2009

	Six Months Ended June 30, 2009
			Pro Forma	Pro Forma
	EGPI Firecreek, Inc.	M3	Adj.	Combined EGPI
Revenues
Sales		$(42,000)		$(42,000)
Cost of goods sold		$38,303		$38,303
Gross profit		$(3,697)		$(3,697)

Expenses
General and administrative	$193,987	$33,560		$227,547
Interest expense	$2,097			$2,097
Disposal of segment	$2,050,232			$2,050,232
Total expenses	$2,246,316	$33,560		$2,279,876
Income before income tax
Expense/benefit	$(2,246,316)	$(29,863)		$(2,276,179)
Income tax expense/benefit	$0	$0		$0
Net income (loss)	$(2,246,316)	$(29,863)		$(2,276,179)

Net income per share:
Basic	$(0.18)			$(0.19)
Diluted	$(0.18)			$(0.18)
Average shares outstanding
Basic	12,191,525			12,191,525
Diluted	12,605,414			12,605,414

EGPI FIRECREEK, INC
(Formerly Energy Producers, Inc.)
Unaudited Pro-Forma Condensed Combined Statements of Operations
December 31, 2008

		Year Ended December 31, 2008
			Pro Forma	Pro Forma
	EGPI Firecreek, Inc.	M3	Adj.	Combined EGPI
Revenues
Sales		$40,544		$40,544
Cost of goods sold		$(35,408)		$(35,408)
Gross profit		$5,136		$5,136
Interest income	$4,190	$247		$4,437
Gain on disposal of
discontinued operations	$3,843,156			$3,843,156
Total revenues	$3,847,346	$5,383		$3,852,729

Expenses
General and administrative	$558,579	$31,436		$590,015
Interest expense	$24,328			$35,328
Total expenses	$582,907	$31,436		$614,343
Net income before income tax	$3,264,439	$(26,053)		$3,238,386
Income tax expense (benefit)	$0	$0		$0
Net Income (loss)	$3,264,439	$(26,053)		$3,238,386

Net income per share:
Basic	$0.54			$0.53
Diluted	$0.46			$0.45
Average shares outstanding
Basic	6,088,411			6,088,411
Diluted	7,145,411			7,145,411

Notes to Unaudited Pro Forma Condensed Combined Financial Statements:

Note 1: Description of transaction and basis of presentation

On May 21, 2009, EGPI Firecreek, Inc., a Nevada corporation (the “Registrant”), Asian Ventures Corp., a Nevada corporation (the “Subsidiary”), M3 Lighting, Inc., a Nevada corporation (“M3”), and Strategic Partners Consulting, L.L.C., a Georgia limited liability company (“Strategic Partners”) executed and closed a Plan and Agreement of Triangular Merger (the “Plan of Merger”), whereby M3 merged into the Subsidiary, a wholly-owned subsidiary of the registrant (the “Merger”).  A copy of the Plan of Merger was attached as an exhibit to our Current Report filed with the Commission on May 27, 2009. The acquisition has been accounted for as a purchase under accounting principles generally accepted in the United States (GAAP). Under the purchase method of accounting, in accordance with Statement of Financial Accounting Standards No. 141(R), Business Combinations, the assets and liabilities of M3 are recorded as of the acquisition date at their respective fair values, and consolidated with the Company’s assets and liabilities.

Note 2: Purchase Price

For the purposes of this pro forma analysis, the purchase price has been allocated based on an estimate of the fair value of assets and liabilities acquired as of the date of acquisition. The determination of estimated fair value requires management to make significant estimates and assumptions.

Stock issued	$573,032

Estimated purchase price	$573,032

Purchase price allocation is presented below:

Assets:
Cash and cash equivalents	$5.00
Accounts receivable	35,700

Total assets	$35,705

Liabilities:
Accounts payable	$35,965
Deferred income	20,000

Total liabilities	$55,965

Goodwill	$593,292

*Estimated purchase price	$573,032

*Since the goodwill has no real value it will be recorded as a separate component of expenses in the Company's 10Q for the quarter ended June 30, 2009.